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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 22, 2005
                                                 -------------------------------

                               IKONICS CORPORATION
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             (Exact name of registrant as specified in its charter)

        MINNESOTA                     000-25727                  41-0730027
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)

            4832 GRAND AVENUE
            DULUTH, MINNESOTA                                 55807
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (218) 628-2217
                                                   ----------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

         On July 25, 2005, IKONICS Corporation (the "Company") reported its financial results for the quarter and six months ended June 30, 2005. See the Company's press release dated July 25, 2005, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 12. This press release contained slight updates to the press release issued by the Company on July 22, 2005.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibit.

         99       Press Release dated July 25, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            IKONICS CORPORATION


Date:  July 27, 2005                        /s/ Jon Gerlach
                                            ------------------------------------
                                                 Jon Gerlach
                                                 Chief Financial Officer
                                                 and Vice President of Finance



                                       3

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                                  EXHIBIT INDEX

                                                                                                       Method
   Exhibit                                       Description                                          of Filing
   -------                                       -----------                                          ---------

                                                                                                Filed
99             Press Release dated July 25, 2005 .............................................  Electronically